Exhibit 10.15

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is made and entered into as of May 26, 2023 (the “Effective Date”) by and among FORGE NANO, INC., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (collectively, the “Lenders”) and OIC Investment Agent, LLC, as Administrative Agent and Collateral Agent for the Lenders. The Borrower, the Collateral Agent, Administrative Agent, and the Lenders shall be referred to hereunder collectively as the “Parties” and each individually as a “Party.”

RECITALS

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 5, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each of the Lenders, the Administrative Agent and Collateral Agent.

WHEREAS, the Parties desire to amend the Credit Agreement on the terms and conditions set forth herein.

WHEREAS, pursuant to Section 10.02 of the Credit Agreement, the Parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein have the respective meanings assigned thereto, directly or by reference, in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)Section 5.16 of the Credit Agreement is hereby amended to insert a new clause ( c) in appropriate alphabetical order thereto, which shall read in full as follow:

(c)Borrower shall, prior to the date that is thirty (30) days following the Funding Date ( or such later date as the Administrative Agent may agree), execute and deliver the Mortgage and ensure that prior to such date, the Liens on the portion of the Collateral that consists of real property created under the Mortgage shall have been duly recorded or registered at the real estate recordation office of the County of Adams, State of Colorado, and all such Liens shall be prior to any other Liens except for Permitted Liens, and the Administrative Agent and the landlord with respect to the Borrower’s leasehold estate shall have entered into a reasonable and customary lender consent and/or customary subordination, non-disturbance and attornment agreement ( or similar document) to the extent reasonably requested by the Administrative Agent (provided that if such landlord is requested to enter into such a lender consent and/or customary subordination, non-disturbance and attornment agreement (or similar document) and is unwilling or unable to do so after the Borrower’s use of commercially reasonable efforts, the execution of such lender consent and/or customary subordination, non-disturbance and attornment agreement (or similar document) shall not be required.

(b)The definition of “Outside Funding Date” in the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Outside Funding Date” means May 26, 2023.

(c)Section 6.06 of the Credit Agreement is hereby amended by deleting the existing clause (a) thereof and replacing it with the following (with new text in bold and italics and deleted text in strikethrough):

“(a) each Loan Party may declare and pay dividends in, make redemptions of, and conversions of its Capital Stock ~~into~~, in each case, through the issuance of, or conversion into, its Capital Stock (whether of the same or different classes), as applicable;”

3.Representations and Warranties. The Borrower hereby represents and warrants:

(a)	as of the date hereof, no Default or Event of Default has occurred and is continuing;
(b)

the execution, delivery and performance by the Borrower of this Amendment is within its corporate power and authority and has been duly authorized by all necessary action on the part of, and have been duly and validly executed and delivered by, the Borrower;

(c)

this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d)

the execution, delivery and performance by the Borrower of this Amendment do not and will not (i) violate its certificate of incorporation or its bylaws, (ii) violate or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, or other instrument or agreement to which it is a party or by which it is bound or to which any of its Property or assets are subject, except to the extent that any such violation, breach or default could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in a breach of, or constitute a default under, any applicable law, except to the extent that any such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect or (iv) result in the creation or imposition of any Lien (other than a Permitted Encumbrance) upon its Property or assets, now owned or hereafter acquired.

4.Effectiveness. This Amendment shall be effective, as of the date of this Amendment, upon the execution and delivery to Administrative Agent of the counterparts of this Amendment duly executed by the Parties (including, for the avoidance of doubt, all of the Lenders).

5.Entire Agreement. This Amendment constitutes the entire agreement among the Parties with respect to the amendments dealt with herein. All previous documents, undertakings and agreements, whether oral, written or otherwise, among the Parties with respect to the amendments in this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the effectiveness of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.

6.Limited Effect. This Amendment is limited in effect and, except as specifically set forth above, shall apply only as expressly set forth in this Amendment and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the Credit Agreement or any other Financing Document. Except as expressly provided for in this Amendment, nothing herein shall limit in any way the rights and remedies of the Lenders and the other Secured Parties under the Credit Agreement. The terms and conditions of the Credit Agreement and the other Financing Documents, as amended and otherwise modified by this Amendment, remain in full force and effect and are hereby ratified and affirmed. This Amendment shall be deemed to be a Financing Document for all purposes under the Credit Agreement and each other Financing Document.

7.Incorporation by Reference. Sections 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; Etc.), 10.11 (Headings), 10.12 (Confidentiality) and 10.18 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

8.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract, and any of the Parties hereto may execute this Amendment by signing any such counterpart.

9.Reference to the Credit Agreement. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” and words of like import referring to the Credit Agreement and each reference in the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof’, “therein” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

10.Authorization. The Lenders, by their signatures below, hereby authorize and direct the Administrative Agent to execute and deliver this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first above written.

FORGE NANO, INC., as Borrower

By:	/s/ Paul Lichty
Name: Paul Lichty
Title: President & Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

OIC INVESTMENT AGENT, LLC, As Administrative Agent and Collateral Agent

By:	/s/ Nazar Massouh
Name: Nazar Massouh
Title: CEO

[Signature Page to First Amendment to Credit Agreement]

OIC GROWTH FUND I, L.P., as Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner

By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Nazar Massouh
Name: Nazar Massouh
Title: CEO and Managing Partner

OIC GROWTH FUND I PV, L.P., as Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner

By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Nazar Massouh
Name: Nazar Massouh
Title: CEO and Managing Partner

OIC GROWTH FUND I AUS, L.P., as Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner

By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Nazar Massouh
Name: Nazar Massouh
Title: CEO and Managing Partner

[Signature Page to First Amendment to Credit Agreement]

OIC GROWTH FUND I GPFA, L.P., as Lender,

By: OIC Growth Fund I GP, L.P.
Its: general partner

By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Nazar Massouh
Name: Nazar Massouh
Title: CEO and Managing Partner

[Signature Page to First Amendment to Credit Agreement]